UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 2, 2015

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 2, 2015, Tenet Healthcare Corporation (the “Company”) issued a press release reporting the financial results of the Company for the quarter ended September 30, 2015. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed as an exhibit to this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by such forward-looking statements. Such factors include, among others, the following: the future impact of healthcare reform legislation, the enactment of additional federal and state healthcare reform, and the related effect on reimbursement and utilization and the future designs of provider networks and insurance plans, including pricing, provider participation, coverage, co-pays and deductibles; other changes in federal, state and local laws and regulations affecting the healthcare industry; general economic and business conditions, both nationally and regionally; adverse litigation or regulatory developments; the ability to enter into managed care provider arrangements on acceptable terms; cuts to Medicare and Medicaid payment rates or changes in reimbursement practices; trends toward value-based purchasing and alternative payment models; competition; our success in implementing our business development plans; our ability to hire and retain qualified personnel; the availability and terms of capital to fund the expansion of our business, including the acquisition of additional facilities; our success in marketing the revenue cycle management, healthcare information management, management services, and patient communications and engagement services businesses under our Conifer Health Solutions subsidiary; our ability to fully realize the anticipated benefits and synergies of our acquisitions and to successfully complete the integration of businesses we acquire, including our United Surgical Partners International joint venture; our ability to identify and execute on measures designed to save or control costs or streamline operations; the impact of our significant indebtedness; our success in operating our health plans and accountable care networks; and our success in completing acquisition and disposition transactions on terms that are favorable to us, including our joint venture transaction with Baylor Scott & White Health in Dallas and the sales of our hospitals in North Carolina and Atlanta, which remain subject to the execution of definitive agreements, regulatory review and other closing conditions. These and other risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q. All information in this report and the press release is as of November 2, 2015. The Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

NON-GAAP INFORMATION

The press release filed as an exhibit to this report includes certain financial measures, such as adjusted EBITDA, that are not calculated in accordance with generally accepted accounting principles (GAAP). Management recommends that you focus on the GAAP numbers as the best indicator of financial performance. These alternative measures are provided only as a supplement to aid in analysis of the Company. Reconciliation between non-GAAP measures and related GAAP measures can be found at the end of the press release.

Item 8.01.	Other Events.

On November 2, 2015, the Company announced that its Board of Directors had authorized a share repurchase program for up to $500 million of the Company’s outstanding common stock. Repurchases will be made in accordance with applicable securities laws from time to time in the open market, through privately negotiated transactions, or otherwise. The repurchase program will expire on December 31, 2016 and may be suspended for periods or discontinued at any time. The timing and amount of repurchase transactions will be based on an evaluation of market conditions, share purchase prices, the timing of divestiture proceeds and other factors.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued on November 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ R. Scott Ramsey
R. Scott Ramsey
Vice President and Controller

Date: November 2, 2015

EXHIBIT INDEX

99.1	Press Release issued on November 2, 2015